UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)

ExxonMobil held its Annual Meeting of Shareholders on May 25, 2011, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote.  Percentages are based on the total votes cast.  Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's eleven director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes
Michael J. Boskin	3,095,466,632	98.5	48,101,257	887,256,560
Peter Brabeck-Letmathe	3,082,970,008	98.1	60,611,392	887,256,560
Larry R. Faulkner	3,109,688,932	98.9	33,892,468	887,256,560
Jay S. Fishman	2,970,991,539	94.5	172,600,073	887,256,560
Kenneth C. Frazier	3,112,231,786	99.0	31,359,786	887,256,560
William W. George	2,918,451,682	92.8	225,139,917	887,256,560
Marilyn Carlson Nelson	3,095,775,950	98.5	47,830,872	887,256,560
Samuel J. Palmisano	2,838,900,517	90.3	304,694,269	887,256,560
Steven S Reinemund	3,087,033,369	98.2	56,559,764	887,256,560
Rex W. Tillerson	3,050,449,654	97.0	93,143,589	887,256,560
Edward E. Whitacre, Jr.	2,832,143,879	90.1	311,449,304	887,256,560

The shareholders voted as set forth below on three management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,964,649,465	98.8%
Votes Cast Against:	48,648,989	1.2%
Abstentions:	19,861,452
Broker Non-Votes:	0

Advisory Vote on Executive Compensation:

Votes Cast For:	2,091,696,303	67.2%
Votes Cast Against:	1,018,956,630	32.8%
Abstentions:	35,028,589
Broker Non-Votes:	887,398,911

Frequency of Advisory Vote on Executive Compensation:

Votes Cast for 3 Years:	1,331,879,390	42.7%
Votes Cast for 2 Years:	87,805,561	2.8%
Votes Cast for 1 Year:	1,696,524,019	54.5%
Abstentions:	29,495,617
Broker Non-Votes:	887,394,803

The shareholders voted as set forth below on eight shareholder proposals:

Independent Chairman:

Votes Cast For:	973,856,051	31.3%
Votes Cast Against:	2,134,798,268	68.7%
Abstentions:	37,146,254
Broker Non-Votes:	887,303,160

Report on Political Contributions:

Votes Cast For:	638,051,878	23.6%
Votes Cast Against:	2,070,366,929	76.4%
Abstentions:	437,400,096
Broker Non-Votes:	887,303,272

Amendment of EEO Policy:

Votes Cast For:	523,983,655	19.9%
Votes Cast Against:	2,104,101,942	80.1%
Abstentions:	517,762,677
Broker Non-Votes:	887,302,693

Policy on Water:

Votes Cast For:	182,936,514	6.9%
Votes Cast Against:	2,450,745,370	93.1%
Abstentions:	512,218,286
Broker Non-Votes:	887,259,836

Report on Canadian Oil Sands:

Votes Cast For:	725,891,944	27.1%
Votes Cast Against:	1,956,232,686	72.9%
Abstentions:	463,724,868
Broker Non-Votes:	887,302,693

Report on Natural Gas Production:

Votes Cast For:	713,858,047	28.2%
Votes Cast Against:	1,820,099,043	71.8%
Abstentions:	611,882,012
Broker Non-Votes:	887,303,693

Report on Energy Technology:

Votes Cast For:	161,083,010	6.1%
Votes Cast Against:	2,473,137,404	93.9%
Abstentions:	511,678,837
Broker Non-Votes:	887,259,836

Greenhouse Gas Emissions Goals:

Votes Cast For:	679,861,487	26.5%
Votes Cast Against:	1,882,879,592	73.5%
Abstentions:	583,147,528
Broker Non-Votes:	887,259,836

(d)

ExxonMobil will include an advisory vote on executive compensation in its proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: May 31, 2011

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer